                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       April 14, 1999


                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

          Delaware                       0-20763                  42-1407240
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

        McLeodUSA Technology Park
    6400 C Street SW, P.O. Box 3177
            Cedar Rapids, IA                                       52406-3177
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (319) 364-0000


                                Not applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events

Announcement of Data Strategy
-----------------------------

       On April 14, 1999, McLeodUSA Incorporated issued a press release announcing its plans to offer high-speed digital access and data services as part of its integrated communications product package using DSL (Digital Subscriber Line) and other technologies. These services are expected to include:

                .    basic dial tone transmitted digitally,
                .    high-speed data communications for Internet and intranet
                     applications and
                .    commercial network connections for local area, metropolitan area and wide area networks.

       Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the April 14, 1999 press release announcing the proposed data strategy. McLeodUSA also made available 12 slides regarding its proposed data strategy on its Internet Web site at www.mcleodusa.com/datashow. The contents of these slides are described in Exhibit 99.2 to this Current Report on Form 8-K.

Proposed Secondary Offering of Class A Common Stock
---------------------------------------------------

       On April 14, 1999, McLeodUSA issued a press release announcing its plans to file a registration statement with the Securities and Exchange Commission in connection with a proposed underwritten secondary offering of up to nine million shares of its Class A common stock by several of its stockholders. Attached as
Exhibit 99.3 to this Current Report on Form 8-K is the text of the April 14, 1999 press release announcing the proposed secondary offering.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

               99.1 Press release, dated April 14, 1999, announcing the proposed data strategy.

               99.2 Description of 12 slides regarding the proposed data strategy.

               99.3 Press release, dated April 14, 1999, announcing the proposed secondary offering.

                               *   *   *   *   *

       Some of the statements contained in this Current Report on Form 8-K discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, you can identify these so-called forward-looking statements by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements only reflect the predictions of McLeodUSA. Actual events or results may differ substantially. Important factors that could cause actual results of McLeodUSA to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which McLeodUSA operates and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which is filed with the Securities and Exchange Commission.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    McLEODUSA INCORPORATED


Date:  April 16, 1999               By:  /s/  Randall Rings
                                        ----------------------
                                        Randall Rings
                                        Vice President, Secretary and
                                          General Counsel

                                 EXHIBIT INDEX
                                 -------------

Exhibit                           Description
-------                           -----------

99.1 Press release, dated April 14, 1999, announcing the proposed data strategy.

99.2            Description of 12 slides regarding the proposed data strategy.

99.3 Press release, dated April 14, 1999, announcing the proposed secondary offering.